UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 22, 2019

BlueLinx Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32383	77-062735
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Spectrum Circle, Marietta, Georgia		30067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (770) 953-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 17, 2019, BlueLinx Holdings Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2019 Annual Meeting”) to (1) elect six directors to hold office until the Company’s 2020 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (2) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending December 28, 2019; and (3) approve a non-binding, advisory resolution regarding the executive compensation described in the Company’s Proxy Statement for the 2019 Annual Meeting.

At the close of business of March 27, 2019, the record date for the 2019 Annual Meeting, an aggregate of 9,342,894 shares of the Company’s common stock were issued and outstanding. At the meeting, 7,294,124 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

At the 2019 Annual Meeting, the Company’s stockholders voted as follows:

(1) For the election of the below-named nominees to the Board of Directors of the Company:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Karel K. Czanderna	4,974,312	47,311	2,272,501
Dominic DiNapoli	4,939,842	81,781	2,272,501
Kim S. Fennebresque	4,962,766	58,857	2,272,501
Mitchell B. Lewis	4,974,397	47,226	2,272,501
Alan H. Schumacher	4,929,240	92,383	2,272,501
J. David Smith	4,952,751	68,872	2,272,501

(2) For the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending December 28, 2019:

For	Against	Abstain
7,262,898	27,842	3,384

(3) For the approval of the non-binding, advisory resolution regarding the executive compensation described in the Company’s Proxy Statement for the 2019 Annual Meeting:

For	Against	Abstain	Broker Non-Votes
4,591,008	59,895	370,720	2,272,501

Accordingly, the Company’s stockholders elected the six director nominees and approved proposals 2 and 3 at the 2019 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.

Dated: May 22, 2019
By: /s/ Justin B. Heineman
Justin B. Heineman
Vice President, General Counsel and Secretary